UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 2, 2017

Lumentum Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 North McCarthy Boulevard, Milpitas, CA 95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (408) 546-5483

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 2, 2017, Lumentum Holdings Inc. issued a press release (the “Launch Press Release”) announcing its intention to offer $350 million aggregate principal amount of convertible senior unsecured notes due 2024 (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act. As required by Rule 135c under the Securities Act, a copy of the Launch Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Launch Press Release, dated March 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

/s/ Aaron Tachibana
By: Aaron Tachibana
Dated: March 2, 2017	Title: Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Exhibit

99.1	Launch Press Release, dated March 2, 2017.